IXI Mobile Brings -
                                “Mobile Data for the Masses”

Forward Looking Statements

      This slide show contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, about IXI and its business.  Forward looking statements are statements that are not historical facts.  Such forward-looking statements, based upon the current beliefs and expectations of IXI’s management team, are subject to risks and uncertainties, which could cause actual results to differ from the forward-
looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions, weather and natural disasters, changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which IXI is engaged; fluctuations in client demand; management of rapid growth; intensity of competition from other providers of project management and construction claims services; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in the IXI’s filings with the Securities and Exchange
Commission (the “SEC”).  The information set forth herein should be read in light of such risks.  IXI assumes no obligation to update the information contained in this investor presentation.

The provider of Ogo

A “Blackberry” for the masses

Target market - young adults (13-23) and Professional Consumers

Business model – one time fee for Ogo and recurrent monthly services per subscriber

Key performance points:

Revenue of ~$13M in 2006 (YoY growth of 62%)

Additional, Deferred Revenue of ~$13M in 2006 (items shipped but not yet recognized

104,000 active subscribers (June, 2007)

8 customer wins in 8 countries (June, 2007), with 6 launches;

A global company, optimizing cost/performance:

Headquartered in Belmont, California

R&D facilities in Israel and Romania

Manufacturing in China

~150 employees

Stock overview:

Common shares – IXMO.OB

Warrants (IXMOW.OB) are trading with strike price of $5, redeemable when shares at $8.5

IXI has applied for listing on the NASDAQ Global Market

IXI Overview

Virtually Untapped Market – Affordable Mobile Data

Over 1,100 million email users worldwide

Currently 9 million Blackberry users

Exciting Business Model

Mass market appeal – cost effective solution

Recurring service revenues

Recent launches with leading worldwide wireless mobile carriers

Management Team with Strong Record

Experience in successfully growing telecommunications companies

Excellent Time to Invest

IXI has grown from 0 to 104,000 subscribers in 7 quarters

IXI has potential for significant growth

Compelling Investment Opportunity

An end-to-end solution including hand-held devices and hosted services that deliver popular mobile applications such as:

Instant Messaging,  e.g. AOL, Yahoo!, MSN, ICQ;

Email

Text Messages (SMS)

Voice

Multimedia with MP3 and Video

Web Browser

Contacts, Calendar, News and more …

IXI sells Ogo with corresponding monthly service to mobile
operators and ISPs (Internet Service Providers) worldwide

One-time device revenue

Recurring monthly service revenue

Our Product – Ogo

Ogo – End User Target Markets

Consumers - including mobile youth and students

Emphasis on connectivity and self expression

Instant messaging still the killer app

Social networking, broadcasting, collaboration,
content creation part of every day routine

Pro-Sumers - independent professionals, small and
medium enterprises (SME)

Emphasis on productivity, especially email - POP3,
IMAP, MSN Hotmail, multiple email accounts

Robust PIM application including Calendar and Contacts

Synchronization over-the-air (OTA)

Up-to-date information and alerts (RSS feeds)

Leading Mobile Data Devices

Target
Consumers

Corporations

Professionals

Young Adults

Young Adults/
Prosumers

$200-400

$200-500

$200-300

$0** – $99

$40-50+

$40-50+

$30

$12–$18

Blackberry

Sidekick

Treo or
Smartphone

Ogo

Retail
Price*

Monthly
Data
Service

Device
Type

* Based on publicly available information; prices may change periodically and by channel;

** Fully subsidized by the service provider.

250
200
150
100
50
0
2001
2002
2003
2004
2005
2006
2007
2008
Data - Other
Data - SMS
Voice

Mobile Data - A Powerful Opportunity

Source: Gartner, RIM, Mobile Data Services, Western Europe, 2001 - 2008

$37B of non-SMS data
revenue will be added in
Europe alone

2005 - SMS revenues
account for over 50% of
total data revenues

Mobile Voice vs. Data Revenues in Western Europe 2001-2008 ($B)

IXI Announced Customers

Germany: 1&1 – One of the world’s largest hosting companies (5 million customer contracts)

Switzerland: Swisscom Mobile – The largest mobile operator in Switzerland.

Austria: mobilkom austria (a Vodafone company)  - With more than 3.6 million customers and a market share of 38.7%, mobilkom austria is Austria’s leading mobile operator

Russia: Vimpelcom - one of the leading mobile operators in Russia serving more than 47
Million subscribers

US: Revol - a cutting-edge brand offering a simple, affordable mobile phone service to customers that includes unlimited voice service, and unlimited text and picture messaging

Turkey: Dogan group - the largest Media conglomerate owning e-kolay.net and DOL, major
ISPs and Portal in Turkey

Ghana: Onetouch - one of the leading mobile operators in Ghana

Uruguay: ANCEL – The largest mobile operator in Uruguay

Malaysia: In Mobile Solution – a large distributor selling to most of the large mobile operators in Malaysia

Wettbew
WEITEREMPFEHLEN
JETZT VOTEN
DURCHSCHNITTSNOTE: 2.16 PLATZ: 86
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ogo
msn|icq
mail
web
sms
demo
gerät
kaufen
jetzt 3monate gratis!**
mobiles msn & icq um € 9,90 flat*

ogo
ANCEL

IXI Customers’ Campaigns

IXI customers’ owning the consumer marketing
and selling

IXI contributes a minor budget for such
commercial launches, mostly by providing
supporting material and participating in tactical
events

1&1 POCKET WEB
NEU
ab April 2006
E-Mails und Internet immer und überall!
Perfekt für Mail-Accounts von:
GMX
1&1
PREIS-SENSATION!
1&1 POCKET WEB FLAT
9,99€
Flatrate für E-Mail und Internet - keine weiteren Kosten!
Jetzt haben Sie immer und überall Zugang zum Internet und Zugriff auf Ihre E-Mails
E-Mail-Push-Dienst: Jede E-Mail, die in Ihren normalen E-Mail-Account eingeht, wird sofort automatisch auf Ihr 1&1 Pocket Web übertragen. Nie mehr eine wichtige Mail verpassen!
E-Mail-Komfort: E-Mail überall erstellen,

1&1 POCKET WEB
E-MAIL UND INTERNET IMMER UND ÜBERALL!
9,99

Germany

United Internet (1&1, GMX & WEB.DE) –
One of Europe’s largest Internet providers
(56 million email user accounts)

1&1 – One of the world’s largest hosting
companies (5 million customer contracts)

Ogo sold in conjunction with Vodafone
Germany

End-user price

Device: Free with 24 months service plan

Service: 9.99 Euro per month, unlimited
data

3x5
Ogos
zu gewinnen!
OFFICIAL OGO
CHAT ZONE
ogo
swisscom mobile

JEUDI 15.06
Dj Mathematic
THE BOUNCE

Switzerland

Swisscom Mobile – The largest
mobile operator in Switzerland

Service launched in November 2005

Significant marketing investment –
TV, newspapers, Internet and point-
of-sale

End-user price

Device: as low as 19 CHF, with 24
month service plan

Service: 19 CHF (~$15) per month,
unlimited data

IXI mobile

ogo
man&icq mail web sms demo gerät kaufen
jetzt 3monate gratis!**
mobiles msn & icq um € 9,90 flat*
und deine Freunde sind immer dabei.
A1

ogo
man&icq mail web sms demo gerät kaufen
klicke. kaufe. chatte.
jetzt 3monate gratis!**
mobiles msn & icq um € 9,90 flat*
jetzt kaufen

mobilkom austria

A1

ogo

Austria

mobilkom austria – a Vodafone partner
company, the largest cellular operator in
Austria (3.6M subs) and one of the largest
operators in Central Europe (over 10M subs)

Service launched in June 2007, sold at A1
shops and on-line

Dedicated web site – www.myogo.at

End-user price

Device: 99 Euro with 24 month service

Service: 9.90 Euro per month, unlimited
instant messaging, emails and browsing on
Vodafone live!

| | | Q3 2005 | Q4 2005 | Q1 2006 | Q2 2006 | Q3 2006 | Q4 2006 | Q1 2007 | Q2 2007 |
|---|---|---|---|---|---|---|---|---|---|
| Revenue (in $) | Ogo | 150,000 | 589,920 | 1,641,820 | 3,436,883 | 3,308,681 | 3,354,609 | 2,632,323 | 2,511,441 |
| | Service | - | 14,517 | 89,050 | 174,895 | 216,576 | 393,379 | 464,602 | 544,997 |
| | Others | 67,855 | 138,384 | 8,316 | 117,259 | 49,594 | 137,769 | 26,564 | 113,824 |
| | **Total** | 217,855 | 742,821 | 1,739,186 | 3,729,037 | 3,574,851 | 3,885,757 | 3,123,490 | 3,170,261 |
| Deferred Revenue (Ogo only) (in $) | | $673,232 | $4,174,903 | $3,510,484 | $6,843,129 | $10,954,060 | $12,414,634 | $11,685,980 | $11,691,426 |
| Ogo ASP (in $) | | $150 | $168 | $164 | $182 | $166 | $168 | $169 | $170 |
| MonthlyService ASP (in $) | | - | $2.7 | $2.8 | $2.2 | $1.6 | $2.0 | $1.9 | $1.8 |
| Units shipped per Q * | | 4,000 | 24,000 | 6,000 | 40,000 | 45,000 | 28,000 | 11,000 | 14,000 |
| Units shipped (cummulative) * | | 5,000 | 30,000 | 35,000 | 75,000 | 120,000 | 148,000 | 159,000 | 172,000 |
| Subscribers * | | - | 4,500 | 14,500 | 33,000 | 53,000 | 73,000 | 89,000 | 104,000 |
| Customers - launched | | 1 | 2 | 3 | 4 | 4 | 5 | 5 | 6 |

* Numbers are rounded

Selected Financial Information

| | RIM* | IXI** |
|---|---|---|
| Total Subscriber base | 9,000,000 | 104,000 |
| Subscribers outside of U.S. | ~2,700,000 | 104,000 |
| Number of carriers (outside U.S.) | 270 | 6 |
| Average # of subs per carrier (outside U.S.) | ~10,000 | ~17,300 |
| Product ASP | $341 | $170 |
| Enterprise Valuation per subscriber | $3,333 | |

** IXI analysis based on RIM published information and Preliminary First Quarter Results (end' June 3)*
*** IXI information as of June 30, 2007 (internal preliminary numbers)*

The Upside Potential

$773

IXI Leadership

Amit Haller, President & CEO

17 years of experience in wireless communications and business development

Founder and CEO of Butterfly, sold to Texas Instruments in 1999

Managed the Bluetooth technology division at Texas Instruments

Gideon Barak, Co-Chairman

Over 25 years experience in the communications industry

Founder and CEO of DSP Communications (DSPC) - sold to Intel Corporation

Founder and Chairman of Envara, Inc. and Butterfly VLSI, Ltd. - sold to Intel Corporation and Texas Instruments, respectively

Director of Modem-Art Ltd. and Widcomm, Inc. when they were acquired by Agere Systems and Broadcom Corporation, respectively

Venture partner with Benchmark Capital

Israel Frieder, Co-Chairman

Over 30 years of experience in the telecommunications and IT sectors

President & CEO of Kardan Communications, a private investment company

President of ECI Telecom/DNI-USA  (NASDAQ: ECIL)

Member of the Board of Directors at several public and private companies

Recipient of Israel Defense Prize in 1979 and Israel Kaplan Prize in 1986

Risk Factors

Please refer to the “Risk Factors” section in our filings. In addition, we believe the following risks should be considered:

To date, we do not know our customers churn rate, but we expect the number of subscribers to be reduced from time to time due to deactivation of some of our customers' subscribers

Although we have applied to have our securities listed on the Nasdaq Stock Market,
Nasdaq authorities have absolute discretion to deny any listing

Information in this presentation reflect our internal interpretation, analysis and beliefs only and are subject to changes as a result of actions outside of our control

While the contract with carriers prohibit them from returning unsold units, we cannot guarantee that our customer will not demand us to do so in the future

Our forecast is based on management’s estimate of current and future opportunities;
some or all of these opportunities may never materialize. Our existing customers may stop selling Ogo at any given time

Although we have not currently identified direct competition, such competition may arise at any given time